UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

FRANKLIN BSP REALTY TRUST, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

FRANKLIN BSP REALTY TRUST Your Vote Counts! FRANKLIN BSP REALTY TRUST, INC. 2025 Annual Meeting Vote by May 27, 2025 11:59 PM ET FRANKLIN BSP REALTY TRUST, INC. 1 MADISON AVENUE, SUITE 1600 NEW YORK, NEW YORK 10010 V69017-P30527 You invested in FRANKLIN BSP REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025 at 11:00 a.m. Eastern Time. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com/FBRT, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com/FBRT Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually during the Meeting* May 28, 2025 11:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FBRT2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com/FBRT THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. ELECTION OF DIRECTORS Nominees: 1a. Pat Augustine 1b. Richard J. Byrne 1c. Joe Dumars 1d. Jamie Handwerker 1e. Peter J. McDonough 1f. Buford H. Ortale 1g. Elizabeth K. Tuppeny 2. AMENDMENT TO THE COMPANY’S CHARTER TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS 3. RATI F ICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025 4. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V69018-P30527